                                                                  EXHIBIT 10.43

                        SIXTH AMENDMENT TO LOAN AGREEMENT


         THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of January 30, 2004, is between HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea"), and HORIZON VESSELS, INC., a Delaware corporation ("Vessels", and together with Contractors and Subsea the "Borrowers"), jointly and severally, each of the financial institutions which is or may from time to time become a party to such Loan Agreement, as amended (collectively, "Lenders", and each a "Lender"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association, as agent (the "Agent").

                                    RECITALS:

A. Borrowers, Lenders and Agent entered into that certain Loan Agreement dated as of March 26, 2001, as amended by First Amendment to Loan Agreement dated as of April 17, 2002, Second Amendment to Loan Agreement dated as of May 30, 2002, Third Amendment to Loan Agreement dated as of August 28, 2002, Fourth Amendment to Loan Agreement dated as of September 30, 2002 and Fifth Amendment to Loan Agreement dated as of March 6, 2003 (the "Agreement").


         A. Pursuant to the Agreement, Horizon Offshore, Inc., a Delaware corporation ("Guarantor"), executed a Guaranty dated as of March 26, 2001 (the "Guaranty") pursuant to which Guarantor guaranteed to Agent the payment and performance of the Obligations (as defined in the Agreement).

         B. Pursuant to the Agreement all the other subsidiaries of Guarantor executed guaranty agreements pursuant to which such Subsidiaries guaranteed the obligations of Borrowers under the Loan Agreement.

         C. Borrowers, Lenders and Agent now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   1. ARTICLE

                                   Definitions

1.1. Section Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

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                                   2. ARTICLE

                                   Amendments

2.1. Section Amendment to Certain Definitions. The definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

         "Foreign Loan Agreement" means that certain EXIM Guaranteed Loan Agreement among Borrowers, LLC, the Foreign Agent and the lenders referred to therein, as amended by First Amendment to EXIM Guaranteed Loan Agreement dated April 17, 2002, Second Amendment to EXIM Guaranteed Loan Agreement dated August 28, 2002, Third Amendment to EXIM Guaranteed Loan Agreement dated September 30, 2002, Fourth Amendment to EXIM Guaranteed Loan Agreement dated March 6, 2003 and Fifth Amendment to EXIM Guaranteed Loan Agreement dated January 30, 2004, and as the same may be further amended, supplemented or modified from time to time, and any loan agreement or credit agreement executed in restatement and replacement therefor.

2.2. Section Amendment to Section 7.1. (a) Clauses (e), (f) and (h) contained in
Section 7.1 of the Agreement are amended to read in their entirety as follows:

         (e) Borrowing Base Certificate. As soon as available, and in any event within fifteen (15) days after the end of each month of each fiscal year of Borrowers, a Borrowing Base Certificate as of the last day of such month certified by an officer of each Borrower acceptable to Agent.

         (f) Weekly Accounts Receivable Reports. Beginning not later than 5:00 p.m. on February 9, 2004, and continuing not later than 5:00 p.m. on each Monday thereafter, aged accounts receivable reports for each Borrower as of the previous Friday at 5:00 p.m., certified by an officer of each Borrower acceptable to Agent.

         (h) Projections. Not later than February 2, 2004, a projected balance sheet, income statement and statement of cash flows for Guarantor and its Subsidiaries for the fiscal year ending December 31, 2004 on a Base Case basis and a Best Case basis each, certified by an officer of Guarantor acceptable to Agent and reviewed by FTI Consulting, Inc.

         (b) Clauses (o), (p), (q) and (r) shall be added to Section 7.1 of the Agreement and shall read in their entirety as follows:

         (o) Weekly Accounts Payable Reports. Beginning not later than 5:00 p.m. on February 9, 2004, and continuing not later than 5:00 p.m. on each Monday thereafter, aged accounts payable reports for each Borrower, as of the previous Friday at 5:00 p.m. certified by an officer of each Borrower acceptable to Agent.


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         (p) Weekly Cash Flow. Beginning not later than 5:00 p.m. on February 9,
         2004, and continuing not later than 5:00 p.m. on each Monday thereafter, cash flow reports for each Borrower, on a rolling thirteen
         (13) week basis for the thirteen (13) consecutive weeks ended as of the previous Friday at 5:00 p.m. certified by an officer of each Borrower acceptable to Agent.

         (q) Elliott Term Sheet. Not later than February 2, 2004, a Confidential Information Memorandum prepared by Raymond James, containing, among other things, terms related to the issuance of subordinated bonds in an amount not less than $50,000,000.00 to be purchased by Elliott Associates, L.P and/or other investors.

         (r) Availability Certificate. Not later than 15 days after February 16, 2004 and March 15, 2004, a certificate of Borrower (certified by an officer of each Borrower acceptable to Agent), containing a calculation of availability under the Borrowing Base ("Availability") as of such February 16 and March 15 (as if such date were a date on which the Borrowing Base was otherwise required to be determined pursuant to this Agreement), and, if Availability is determined to be zero or a negative amount, a statement regarding the actions to be taken by Borrowers and the events which are expected to take place such that by the end of such month, Availability will be a positive number.


                                   3. ARTICLE

                              Conditions Precedent

3.1. Section Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following, each in form and substance satisfactory to Agent and Lenders:

         (a) Certificate-Each Borrower. A certificate of the Secretary or another officer of each Borrower acceptable to Agent certifying (i) resolutions of the board of directors of each Borrower which authorize the execution, delivery and performance by such Borrower of this Amendment and the other Loan Documents to which such Borrower is or is to be a party, and (ii) the names of the officers of each Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party together with specimen signatures of such officers.

         (b) Fees. An amendment fee payable to Agent for the Pro-Rata benefit of Lenders in the amount of $75,000.00, and an amendment fee payable to the Agent in the amount of $5,000.00.

         (c) Additional Information. Such additional documents, instruments and information as Lenders or Agent may request.


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                                   4. ARTICLE

                 Ratifications, Representations, and Warranties

4.1. Section Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lenders agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

         (a) Section Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to Lenders that the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the Organizational Documents of such Borrower, the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, no Event of Default or Unmatured Event of Default has occurred and is continuing, Borrowers are in full compliance with all covenants and agreements contained in the Agreement as amended hereby, Borrowers are indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended and rearranged, the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged, and no Borrower has any claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or any Lender's performance under the Loan Documents.

                                   5. ARTICLE

                                  Miscellaneous

5.1. Section Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of any Lender to rely on them.

5.2. Section Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms


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of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

5.3. Section Expenses. As provided in the Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent's legal counsel.

5.4. Section Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.5. SECTION APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.6. Section Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

5.7. Section Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.8. Section Effect of Waiver. No consent or waiver, express or implied, by Agent, Issuing Bank or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

5.9. Section Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.10. SECTION AMENDMENT TO LETTER AGREEMENTS. EFFECTIVE AS OF THE DATE OF THIS AMENDMENT, (A) THE FIFTH PARAGRAPH CONTAINED IN THE LETTER AGREEMENT DATED AUGUST 7, 2003 (THE "FIRST LETTER


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AGREEMENT") AND (B) THE FIFTH PARAGRAPH CONTAINED IN THE LETTER AGREEMENT DATED
NOVEMBER 10, 2003 (THE "SECOND LETTER AGREEMENT") ARE NO LONGER IN EFFECT, AND THE FIRST LETTER AGREEMENT AND THE SECOND LETTER AGREEMENT ARE AMENDED TO DELETE THE FIFTH PARAGRAPHS IN THEIR ENTIRETY. ALL PARTIES HERETO AGREE TO SUCH DELETION.

5.11. SECTION ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.


                                         BORROWERS:

                                         HORIZON OFFSHORE CONTRACTORS, INC.


                                         By:
                                             ----------------------------------
                                             David W. Sharp
                                             Executive Vice President



                                         HORIZON SUBSEA SERVICES, INC.


                                         By:
                                             ----------------------------------
                                             David W. Sharp
                                             Executive Vice President


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                                         HORIZON VESSELS, INC.


                                         By:
                                             ----------------------------------
                                             David W. Sharp
                                             Executive Vice President

                                         AGENT:

                                         SOUTHWEST BANK OF TEXAS, N.A., as Agent


                                         By:
                                             ----------------------------------
                                             Valerie Gibbs
                                             Senior Vice President



                                         LENDERS:

                                         SOUTHWEST BANK OF TEXAS, N.A.


                                         By:
                                             ----------------------------------
                                             Valerie Gibbs
                                             Senior Vice President



                                         DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES


                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                               --------------------------------


                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                               --------------------------------


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                                         BANK OF SCOTLAND


                                         By:
                                             ----------------------------------
                                             Joseph Fratus
                                             First Vice President



                                         HIBERNIA NATIONAL BANK


                                         By:
                                             ----------------------------------
                                             Tammy Boyd
                                             Vice President

                                         COASTAL BANC SSB


                                         By:
                                             ----------------------------------
                                             Joe M. Peddy
                                             Senior Vice President




         The undersigned Guarantor (a) hereby consents and agrees to this Amendment, (b) agrees that all references to the Loan Agreement contained in the Guaranty Agreement-Guarantor executed by Guarantor shall constitute references to such Loan Agreement as amended by the Amendment and as the same may be further amended, and (c) agrees that the Guaranty Agreement-Guarantor executed by Guarantor shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms and shall evidence Guarantor's guaranty of the Notes as renewed and extended from time to time.


                                         HORIZON OFFSHORE, INC.


                                         By:
                                             ----------------------------------
                                             David W. Sharp
                                             Executive Vice President


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

         Each of the undersigned Additional Guarantors (a) hereby consents and agrees to this Amendment, (b) agrees that all references to the Loan Agreement contained in the Guaranty Agreement executed by such Additional Guarantor shall constitute references to such Loan Agreement as amended by the Amendment and as the same may be further amended, and (c) agrees that the Guaranty Agreement executed by such Additional Guarantor shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Additional Guarantor, enforceable against such Additional Guarantor in accordance with its terms and shall evidence such Additional Guarantor's guaranty of the Notes as renewed and extended from time to time.


                                       Additional Guarantors:
                                       ---------------------

                                       PROGRESSIVE PIPELINE CONTRACTORS, INC.
                                       AFFILIATED MARINE CONTRACTORS, INC.
                                       TEXAS OFFSHORE CONTRACTORS CORP.
                                       FLEET PIPELINE SERVICES, INC.
                                       GULF OFFSHORE CONSTRUCTION, INC.
                                       BAYOU MARINE CONTRACTORS, INC.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Executive Vice President


                                       HORIZON GROUP L.D.C.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Director


                                       HORIZON OFFSHORE NIGERIA LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Director


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                                       TIBURON INGENIERIA Y CONSTRUCCION, S. DE
                                       R.L. DE C.V.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Secretary


                                       HORIZON VESSELS INTERNATIONAL LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Vice President


                                       PT HORIZON INDONESIA


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Commissioner


                                       HORIZON OFFSHORE INTERNATIONAL LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Executive Vice President


                                       HORIZON MARINE CONSTRUCTION LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Executive Vice President


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                                       HORIZON OFFSHORE PTE. LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Director


                                       HORIZON OFFSHORE CONTRACTORS
                                       (MAURITIUS) LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Director


                                       HORIZON MARINE CONSTRUCTION
                                       (MAURITIUS) LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Director


                                       HORIZON C-BAY COSTA AFUERA, S. DE
                                       R.L. DE C.V.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Member


                                       HOC OFFSHORE, S. DE R.L. DE C.V.


                                       By:
                                          -------------------------------------
                                          David W. Sharp

                                       Title:
                                              ---------------------------------


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                                       PT ARMANDI PRANAUPAYA


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Director


                                       ECH OFFSHORE, S. DE R.L. DE C.V.


                                       By:
                                          -------------------------------------
                                          Bill J. Lam
                                          Sole Manager


                                       HORIZON MARINE CONTRACTORS
                                       (MALAYSIA) SDN BHD


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Director


                                       HORIZON OFFSHORE SERVICES, LTD.


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Executive Vice President and Chief
                                          Financial Officer


                                      MARINE LEASING (LABUAN) PTE LTD


                                       By:
                                          -------------------------------------
                                          David W. Sharp
                                          Executive Vice President and Chief
                                          Financial Officer


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